UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2013

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington		98006-1350
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

On November 15, 2013, T-Mobile US, Inc. (“T-Mobile” or the “Company”) and T-Mobile USA, Inc. (“T-Mobile USA”) entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement (the “Credit Agreement”), dated May 1, 2013, with Deutsche Telekom AG (“Deutsche Telekom”) and the other lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The Credit Agreement includes a financial covenant requiring that T-Mobile USA’s Debt to Cash Flow Ratio shall not exceed 4.00 to 1.00, which applies as a condition to borrowing (tested at the time of the borrowing giving pro forma effect to borrowing) and at any time borrowings are outstanding (tested on a quarterly basis). The Credit Agreement also includes covenants restricting T-Mobile USA and its restricted subsidiaries from incurring indebtedness subject to certain exceptions, including an exception that permits T-Mobile USA and its restricted subsidiaries to incur indebtedness if, at the time of such incurrence, T-Mobile USA’s Debt to Cash Flow Ratio, determined giving pro forma effect to such incurrence, is no greater than 4.00 to 1.00.

The Amendment sets the maximum Debt to Cash Flow Ratio applicable to the financial covenant and the permitted indebtedness covenant described above at 5.00 to 1.00 (for fiscal periods ending on or prior to December 31, 2013), 4.50 to 1.00 (for fiscal periods ending after December 31, 2013 and on or prior to December 31, 2014) and 4.00 to 1.00 (for fiscal periods ending after December 31, 2014).

The foregoing description is not complete and is qualified in its entirety by reference to the full and complete terms of the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the closing of the Company’s equity offering described in Item 8.01 of this Current Report on Form 8-K, the stock ownership percentage of Deutsche Telekom, the Company’s majority stockholder, was diluted to a level that reduced, from eight to seven, the number of directors that Deutsche Telekom has the right to designate under the Company’s certificate of incorporation and the Stockholder’s Agreement between the Company and Deutsche Telekom dated as of April 30, 2013 (the “Stockholder’s Agreement”). Pursuant to the certificate of incorporation and the Stockholder’s Agreement, the reduction in Deutsche Telekom’s stock ownership percentage obligated Deutsche Telekom to cause a director previously designated by Deutsche Telekom to resign from the Company’s board of directors (the “Board”). Accordingly, on November 20, 2013, Srikant M. Datar, an independent member of the Board who had been previously designated by Deutsche Telekom to serve as a director, resigned from the Board.

(d) Effective immediately following Mr. Datar’s resignation, the Board re-appointed Mr. Datar as a director of the Company, to fill the vacancy resulting from his resignation, and as a member and the Chair of the Audit Committee of the Board. Following this re-election, Mr. Datar is no longer a director designated by Deutsche Telekom for purposes of the Company’s certificate of incorporation and the Stockholder’s Agreement and remains an independent member of the Board. The Board further determined that Mr. Datar will be deemed for all other intents and purposes to have served continuously as a director of the Company since April 30, 2013.

Item 8.01 — Other Events.

On November 14, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named in the Underwriting Agreement (the “Underwriters”) for which Morgan Stanley & Co. LLC is acting as representative, relating to an underwritten public offering of 66,150,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”), by the Company. The offering price to the public is $25.00 per share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $24.5625 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 6,615,000 shares of Common Stock (the “Additional Shares”), which was exercised in full by the Underwriters on November 15, 2013.

The closing of the offering and delivery of the Shares and the Additional Shares took place on November 20, 2013. The Shares and the Additional Shares were issued pursuant to an automatic shelf registration statement on Form S-3 (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2013, which Registration Statement became effective upon filing (File No. 333-192178). A prospectus supplement relating to the offering has been filed with the SEC.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such Underwriting Agreement.

The legal opinion and consent of Perkins Coie LLP relating to the Shares and the Additional Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K, and such document is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 14, 2013, among T-Mobile US, Inc. and the several Underwriters named in Schedule 1 thereto for which Morgan Stanley & Co. LLC is acting as representative.

5.1	Opinion of Perkins Coie LLP

10.1	Amendment No. 1, dated as of November 15, 2013, to the Credit Agreement, dated May 1, 2013, among T-Mobile US, Inc., T-Mobile USA, Inc., each of the Subsidiaries signatory thereto, Deutsche Telekom AG and the other lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

Date: November 20, 2013	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 14, 2013, among T-Mobile US, Inc. and the several Underwriters named in Schedule 1 thereto for which Morgan Stanley & Co. LLC is acting as representative.

5.1	Opinion of Perkins Coie LLP

10.1	Amendment No. 1, dated as of November 15, 2013, to the Credit Agreement, dated May 1, 2013, among T-Mobile US, Inc., T-Mobile USA, Inc., each of the Subsidiaries signatory thereto, Deutsche Telekom AG and the other lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)